UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

STRATEGIC HOTELS & RESORTS, INC.

(BRE Diamond Hotel LLC as successor by merger to Strategic Hotels & Resorts, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-32223 (Strategic Hotels & Resorts, Inc.)	33-1082757
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 658-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on December 11, 2015 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 4, 2015, by and among Strategic Hotels & Resorts, Inc. (the “Company”), BRE Diamond Hotel Holdings LLC (“Parent”), an affiliate of Blackstone Real Estate Partners VIII L.P., BRE Diamond Hotel LLC (“Merger Sub”), BRE Diamond Hotel Acquisition LLC (“Merger Opco”) and Strategic Hotel Funding, L.L.C. (the “Operating Partnership”). Pursuant to the terms and conditions set forth in the Merger Agreement, on December 11, 2015, the Company merged with and into Merger Sub (the “Company Merger”), with Merger Sub continuing as the surviving company (the “Surviving Company”), and, immediately prior to the Company Merger, Merger Opco merged with and into the Operating Partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with the Operating Partnership continuing as the surviving partnership. As a result of these transactions, Merger Sub remained a wholly-owned subsidiary of Parent and the Operating Partnership became a wholly-owned subsidiary of Merger Sub, which is the successor by merger to Strategic Hotels & Resorts, Inc.

Item 1.02	Termination of a Material Definitive Agreement.

On December 11, 2015, in connection with the Mergers, the Company repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Amended and Restated Senior Unsecured Credit Agreement, dated as of May 27, 2015 (the “Credit Agreement”), among Deutsche Bank AG New York Branch, as administrative agent, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as co-lead arrangers, JPMorgan Chase Bank, N.A. and Bank of America, N.A., each as a co-syndication agent and the lenders parties thereto. The Company did not incur any material early termination penalties as a result of such termination of the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 11, 2015, Parent completed its acquisition of the Company pursuant to the terms of the Merger Agreement.

At the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, par value $0.01 per share (each, a “Share”), of the Company issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into the right to receive $14.25 in cash, without interest (the “Merger Consideration”), less any required withholding taxes. In addition, at the effective time of the Partnership Merger, each membership unit in the Operating Partnership issued and outstanding immediately prior to such effective time (other than membership units held by the Company) was automatically converted into the right to receive the Merger Consideration, less any required withholding taxes.

The description of the Company Merger, the Partnership Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 8, 2015, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Mergers, Merger Sub notified the New York Stock Exchange (the “NYSE”) on December 11, 2015 that, effective on that date, each Share issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into the right to receive the Merger Consideration. As a result, it is expected that all Shares will be removed from trading on the NYSE following the close of trading on December 11, 2015. On December 11, 2015, the Surviving Company requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of the Shares from the NYSE and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Company intends to file a Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the Company Merger Effective Time, each holder of Shares issued and outstanding immediately prior to the Company Merger Effective Time ceased to have any rights as a stockholder of the Company (other than the right of holders of Shares to receive the Merger Consideration).

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

As a result of the completion of the Company Merger, a change in control of the Company occurred, and the Surviving Company became a wholly-owned subsidiary of Parent, an affiliate of Blackstone Real Estate Partners VIII L.P.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2015, in connection with the Mergers, Sheli Z. Rosenberg, Robert P. Bowen, James A. Jeffs, David W. Johnson, Richard D. Kincaid, Sir David M.C. Michels, William A. Prezant and Eugene F. Reilly resigned from the board of directors of the Company as of the Company Merger Effective Time. These resignations were not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

99.1	Press Release, dated December 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BRE Diamond Hotel LLC (as successor by merger to Strategic Hotels & Resorts, Inc.) has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2015	BRE DIAMOND HOTEL LLC, as successor by merger to Strategic Hotels & Resorts, Inc.

	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release, dated December 11, 2015